UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2015

CATHAY GENERAL BANCORP

(Exact name of registrant as specified in its charter)

Delaware	1-18630	95-4274680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 North Broadway, Los Angeles, California	90012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 625-4700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 3, 2015, Cathay General Bancorp (the “Company”) issued a press release announcing the closing of its previously announced acquisition (the “Merger”) of Asia Bancshares, Inc., effective July 31, 2015, pursuant to that Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 20, 2015, as amended on March 9, 2015, between the Company and Asia Bancshares. Upon completion of the Merger, Asia Bancshares merged with and into the Company, with the Company surviving the Merger as the surviving corporation. Immediately following the Merger, Asia Bank, N.A., a national bank and a wholly owned subsidiary of Asia Bancshares, merged with and into Cathay Bank, a California state-chartered bank and a wholly owned subsidiary of the Company, with Cathay Bank as the surviving entity.

A copy of the press release is attached hereto as an Exhibit 99.1 to this Current Report on Form 8−K and is incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated August 3, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATHAY GENERAL BANCORP
Date: August 3, 2015

	By:	/s/ Heng W. Chen
Heng W. Chen
Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release, dated August 3, 2015